OTHER LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2023
Other Liabilities1 [Abstract]
Summary of Other Liabilities	The following table includes details of other liabilities as of the periods presented:

	December 31, 2023	December 31, 2022
Other non-current liabilities
Other non-current liabilities	$2,224	$5,375
Total other non-current liabilities	$2,224	$5,375
Other current liabilities
Accrued expenses(a)	$99,723	$140,058
Net revenue clearing(b)	79,056	186,244
Asset retirement obligations - current	5,402	4,529
Revenue to be distributed(c)	93,322	90,899
Total other current liabilities	$277,503	$421,730
(a)As of December 31, 2023 accrued expenses decreased primarily due to a $50,541 decrease in hedge settlements payables, resulting from lower commodity prices throughout 2023. As of December 31, 2022 accrued expenses primarily consisted of $61,896 for hedge settlements payables, $21,372 for accrued post production expense, $15,127 in accrued payroll and bonus and $10,832 for accrued lease operating expense. The remaining balance consisted of accrued capital projects and operating expenses. Refer to the Financial Review for more information on year-over-year changes in other liabilities and their fixed and variable nature.
(b)Net revenue clearing is estimated revenue that is payable to third-party working interest owners. The year-over-year decrease, similar to commodity receivables, was a result of lower commodity prices year-over-year.
(c)Revenue to be distributed is revenue that is payable to third-party working interest owners, but has yet to be paid due to title, legal, ownership or other issues. The Group releases the underlying liability as the aforementioned issues become resolved. As the timing of resolution is unknown, the Group records the balance as a current liability. Revenue to be distributed increased year-over-year as a result of the Group’s growth.